UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03150

BMC FUND, INC.

(Exact name of registrant as specified in charter)

800 GOLFVIEW PARK (P. O. BOX 500)

LENOIR, NC 28645

(Address of principal executive offices) (Zip code)

CAROL FRYE

BMC FUND, INC.

P. O. BOX 500

LENOIR, NC 28645

(Name and address of agent for service)

Registrant's telephone number including area code: 828-758-6100

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1. Report to Stockholders.

BMC FUND, INC.

FINANCIAL STATEMENTS AND

SUPPLEMENTARY INFORMATION

Year Ended October 31, 2015

BMC FUND, INC.

BMC FUND, INC.
LETTER TO SHAREHOLDERS –
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Year Ended October 31, 2015

TO OUR SHAREHOLDERS: MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For fiscal year ending October 31, 2015, BMC Fund, Inc. (“BMC”) generated investment performance of (0.9)%. While we fell a good bit short of our absolute performance hurdle, relative returns were reasonable given the challenging market environment – global stock indices (as measured by the MSCI All Country World Index) advanced a meager 0.6% while fixed income investors settled for returns below 2.0% on the year. At fiscal year-end, BMC’s portfolio remains broadly diversified across investments in equities, fixed income, limited partnerships and other investments, and a substantial cash reserve. We discuss each of these allocations in greater detail below and provide commentary on short-term performance, in addition to our long-term outlook.

Investment Outlook

In last year’s letter to shareholders we made the following observations regarding the investment landscape:

“As memories of the financial crisis fade, market participants have become less fearful. Consequently, valuations are rising at the same time volatility is approaching all-time lows. Highly accommodative central bank policies continue to push investors further out on the risk curve. At these extended levels, markets are susceptible to a variety of potential shocks. Given low absolute yields across asset classes, we think most traditional investments fail to adequately compensate investors for risk. In light of this environment, we think it is time to be prudent, disciplined and conservative.

“Stocks are getting more expensive because record low volatility implies that there is less risk. In fact, the opposite is true. Risk increases as prices rise – investors are just paying more for the same level of return. In other words, forward returns from buying assets at today’s prices will be lower than average. When something unexpected happens, as it always does, greed will be replaced by fear, and we will be positioned to reallocate capital at lower prices and higher expected returns.”

Little has changed since this time last year. The concerns we highlighted one year ago are still front and center today. The market may be forced to deal with these issues sooner than later. Imbalances can persist for a long time before reversing, but there are growing indications that this cycle is nearing its conclusion:

•	Corporate debt has increased steadily over the past decade and is now roughly 50% higher than levels reached prior to the financial crisis. High yield corporate debt has nearly doubled over this period.
•	The average quality of debt issuance has deteriorated. Declining interest rates have created the illusion of strong corporate fundamentals. S&P has issued nearly 300 downgrades this year – the most in a single year since 2009.

1

BMC FUND, INC.
LETTER TO SHAREHOLDERS –
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Year Ended October 31, 2015

•	Low cost financing has driven a surge in M&A activity rather than capital reinvestment. According to Dealogic, US M&A volume has approached $2 trillion, nearly 50% higher than the previous record set in 2007.
•	Debt has also been used to finance share buybacks, which has exceeded all of the free cash flow generated by US companies. Research by S&P indicates that declines in stock buybacks have shortly preceded the last three corporate default waves in 1987, 1999 and 2007.
•	US corporations are running out of steam – earnings per share fell over $8 through Q2-15. The previous three times earnings fell this far into negative territory were 1990, 2001 and 2007.

While the returns in energy and commodity related sectors have been disastrous over the past year, most stock and bond indices have held up surprisingly well. We believe it is only a matter of time until recent tremors spill over into broader markets. Consequently, we are taking measures to ensure we have a plan in place to capitalize on opportunities that may come our way in the not-too-distant future. As Dwight Eisenhower said to the National Defense Conference in 1957, “Plans are worthless, but planning is everything . . . The very definition of "emergency" is that it is unexpected, therefore it is not going to happen the way you are planning.”

Planning is Everything

We are grateful for the thoughtful insights and accomplishments of both the BMC Board and Investment Committee this year. Over the course of several quarters, we discussed various plans and ultimately adopted a revised Investment Policy Statement (IPS) to guide the fund’s long-term asset allocation.

BMC’s Investment Policy Statement, serves as a strategic guide in anticipating issues related to governance of the investment program; planning an appropriate asset allocation; implementing the investment program with internal and external managers; monitoring results and risks; and providing appropriate reporting. The IPS serves as a policy guide that can offer an objective course of action to be followed during periods of market disruption when emotional or instinctive responses might otherwise motivate less prudent actions.

The purpose of the IPS is to more clearly define the investment objectives of the Fund and to describe which investments will be used to meet those objectives. BMC’s investment objective is to provide maximum income for shareholders, consistent with maintaining the Fund’s long-term purchasing power. The specific goals of the Fund – preservation of capital, current income and moderate growth - remain the same.

2

BMC FUND, INC.
LETTER TO SHAREHOLDERS –
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Year Ended October 31, 2015

Asset Allocation

After nearly seven years of smooth sailing, many of our existing holdings have appreciated significantly and now trade near fair value. At the same time, it has become more challenging to find bargains in the stock market. As a result, we have been slow to redeploy capital into new investments after selling some of our more fully valued stocks during the year.

Buying activity did increase mid-year, as markets turned lower; we were able to use short-term weakness to increase several core positions after exited others in favor of higher quality investments. But the spike in volatility did not last long; and the quick retreat was not steep enough to generate sufficient bargains or to justify putting a substantial amount of dry powder to work. We ended the fiscal year with 38% of our capital invested in equities, at the lower end of our 30% - 70% policy range.

Given elevated expectations and public market valuations, we continue to view the risk-reward for various hedged equity and multi-strategy investments as superior to long-only stock and bond investments. As such, our allocation to alternatives increased during the year, as we funded new opportunities and increased existing positions. New commitments have been focused on external managers with long-term track records in navigating challenging markets and finding value in distressed markets. Our pipeline of opportunities remains robust. BMC ended the fiscal year with 22% of our capital invested across various alternative investments, in the middle of the fund’s 0% to 40% policy range.

With interest rates hovering near all-time lows and the threat of rate hikes on the horizon, it would seem there is more risk than reward in conventional fixed-income investments. Consequently, our allocation to bonds has continued to decline and the bulk of the fund’s current exposure is invested in short-duration credit with little interest rate risk. BMC ended the fiscal year with an 18% allocation to fixed income, slightly below the midpoint of our 0% - 40% policy range. While we would expect our bond allocation to fall further absent a significant increase in yields on offer, growing indications of distress in credit markets may also present opportunities to earn equity-like returns and generate significant income in the future. We are sharpening our pencils.

On balance, this year’s portfolio activity resulted in a greater cash balance at year-end. BMC ended the fiscal year with 22% of our capital in temporary cash and short-term investments, slightly above the top end of our 20% policy range. While that cash reserve served our shareholders well during the summer’s volatility – the fund suffered a fraction of the losses experienced by the broad market - we expect it to serve us better in the future when bargains present themselves. Without cash, it would be impossible to deploy capital when opportunities become more widespread. Until then, we must be patient as equity returns are lumpy by nature; we have no control over when value is recognized in public markets. Or as Warren Buffett stated in various letters to shareholders at Berkshire Hathaway, “Inactivity strikes us as intelligent behavior . . . Lethargy bordering on sloth remains the cornerstone of our investment style.”

3

BMC FUND, INC.
LETTER TO SHAREHOLDERS –
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Year Ended October 31, 2015

Bottom Line

Some strategies perform exceptionally well during bull markets; others prove their merit during bear markets. Human nature tends to pull us toward those which have most recently performed best. After seven years of virtually uninterrupted rising prices, the best performers over the past one, three and five years are generally those that have taken the most risk. Consider that many strategies with strong trailing performance in 2000 and 2007 saw their records demolished by subsequent bear markets. We worry that investors are displaying similar signs of complacency today. This is dangerous behavior when combined with indications that the credit cycle is turning - “risk” might get “riskier” once again.

We encourage shareholders to examine performance over full market cycles that include both bull and bear markets. We suggest that you consider risk-adjusted returns as well. How much capital was at risk to generate a given level of return? What type of capital (i.e. stock, bond, etc.) was at risk? The institutional performance derby has created an increasingly short-term orientation obsessed with benchmarks and peer groups rather than true risk – the probability of losing one’s capital. We will continue to focus on risk management and on long-term, full-cycle returns for the benefit of our shareholders. Market indices may be expensive, but we don’t need to own an index. When we see bargains, we will buy them. We remain cautious, but are finding interesting ideas all the time. Big opportunities don’t come along every day. When it’s raining bargains, we’ll reach for a bucket.

During the year ended October 31, 2015, the Company paid the following dividends per share:

December 10, 2014 to shareholders of record November 25, 2014	$.27
March 10, 2015 to shareholders of record February 25, 2015	.25
June 10, 2015 to shareholders of record May 25, 2015	.25
September 10, 2015 to shareholders of record August 25, 2015	.25

Total	$1.02

The Company paid a dividend of $0.25 per share on December 10, 2015 to shareholders of record November 25, 2015.

The attached Schedule of Investments is a listing of the entire Company’s diversified securities at October 31, 2015 with a total market value of $103,678,726.

M. Hunt Broyhill
Chairman and President

4

BMC FUND, INC.
GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS AND
SECTOR DIVERSIFICATION
Year Ended October 31, 2015

BMC Fund, Inc. Portfolio Holdings
Fixed Income 1.69%
Option Contracts 0.08%
Common Stocks 29.99%
Cash Equivalents 21.57%
Stock Mutual Funds 7.98%
Other Investments 21.82%
Bond Mutual Funds 16.87%

BMC Fund, Inc. Sector Diversification
(% of common stocks)
Materials 0.68%
Telecom Services 2.73%
Utilities 7.31%
Consumer Discretionary 16.17%
Information Technology 9.35%
Consumer Staples 15.16%
Industrials 4.80%
Health Care 10.31%
Energy 8.17%
Financials 25.32%

5

BMC FUND, INC.
SUPPLEMENTAL INFORMATION
Year Ended October 31, 2015

SUPPLEMENTAL INFORMATION

M. Hunt Broyhill, Chairman and President, and Christopher R. Pavese, CFA, Vice President and Chief Investment Officer, are primarily responsible for the day-to-day management of the Company’s portfolio. Mr. Hunt Broyhill has had such responsibility since 2001. He has been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Company on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.

6

6525 Morrison Blvd, Suite 500 Charlotte, NC 28211 D 704.367.7020 F 704.367.7760 www.dhgllp.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

BMC Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the BMC Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As explained in note 2, the financial statements include investments valued at $22,620,053 (21.6 percent of net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based upon information provided by the funds’ managers or the general partners.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMC Fund, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Dixon Hughes Goodman LLP

Charlotte, North Carolina

December 18, 2015

7

BMC FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS AT MARKET VALUE:
Investment securities (cost - $102,736,528)	$103,678,726
Cash and short-term investments	129,907
Receivables, accrued interest and dividends	65,553
Receivable from broker	855,239
Receivable from hedge fund liquidation	72,509
Other assets	21,438

Total assets	104,823,372

LIABILITIES:
Call and put options written, at fair value (premiums received $156,772)	51,535
Accounts payable and accrued expenses	11,503
Payable to custodian	3,200
Accounts payable to affiliates	73,561

Total liabilities	139,799

NET ASSETS AT OCTOBER 31, 2015 - EQUIVALENT TO $21.22 PER SHARE ON 4,933,281 SHARES OF COMMON STOCK OUTSTANDING	$104,683,573

SUMMARY OF SHAREHOLDERS' EQUITY:
Common stock, par value $5.00 per share - authorized 70,000,000 shares; outstanding, 4,933,281 shares	$24,666,405
Retained earnings prior to becoming investment company	73,541,345
Undistributed net investment income	233,674
Realized gain on investments sold and foreign currency transactions	-
Undistributed nontaxable gain	5,194,714
Unrealized appreciation of investments	1,047,435

NET ASSETS APPLICABLE TO COMMON STOCK OUTSTANDING	$104,683,573

See accompanying notes to financial statements.

8

BMC FUND, INC.
STATEMENT OF OPERATIONS
Year Ended October 31, 2015

INVESTMENT INCOME:
Income:
Interest - fixed income	$91,851
Dividend income (net of $12,696 foreign tax)	2,700,685

Total income	2,792,536

Expenses:
Legal and professional fees	58,926
Directors' fees (Note 8)	69,000
Investment expense	81,262
Salaries and related expenses	633,780
Property and liability insurance	52,953
Depreciation expense	4,266
Rent	43,785
Interest Expense	87
Office expense and supplies	54,186
Dues and subscriptions	43,381
Travel and entertainment	18,930

Total expenses	1,060,556

Investment income, net	1,731,980

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from investments sold and foreign currency transactions	1,534,052
Realized loss from expiration or closing of options contracts written	(18,129)
Change in unrealized appreciation of investments for the period	(5,100,451)

Net loss on investments	(3,584,528)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,852,548)

See accompanying notes to financial statements.

9

BMC FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended October 31, 2015 and 2014

	2015	2014

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,731,980	$2,046,174
Realized gains from investment securities sold, options and foreign currency transactions	1,515,923	2,257,772
Change in unrealized appreciation of investments for the year	(5,100,451)	839,884

Net increase (decrease) in net assets resulting from operations	(1,852,548)	5,143,830

Distributions to shareholders from:
Net realized gain on investment securities and foreign currency transactions	(2,193,335)	(2,081,809)
Net investment income	(1,778,667)	(2,141,953)
Retained earnings prior to becoming an investment company	(1,059,945)	(709,519)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,884,495)	210,549

NET ASSETS AT BEGINNING OF PERIOD	111,568,068	111,357,519

NET ASSETS AT END OF PERIOD (Including undistributed net investment income: 2015 - $233,674, 2014 - $280,361)	$104,683,573	$111,568,068

See accompanying notes to financial statements.

10

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

1.	ORGANIZATION

BMC Fund, Inc. (the “Company”) is a closed-end, diversified investment company registered under the Investment Company Act of 1940, as amended. Prior to becoming a regulated investment company on April 1, 1981, BMC Fund, Inc. operated as a regular corporation. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

A. Investment Valuations – The investment securities are stated at fair value as determined by closing prices on national securities exchanges. Investment securities include corporate bonds, mutual funds, and common and preferred stocks.

The investments in limited partnerships, other investments and venture capital are stated at estimated fair value as determined by the management of these investments and are approved by the Company’s Valuation Committee after giving consideration to historical and projected financial results, economic conditions, financial condition of investee and other factors and events subject to change, and ratified by the Company’s Board of Directors. Because of the inherent uncertainty of those valuations, the estimated values may differ significantly from the values that would have been used had a ready market value for the investments existed, and these differences could be material.

B. Basis of Presentation - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification. The Company evaluates subsequent events through the date of filing with the Securities and Exchange Commission (“SEC”).

C. Investment Transactions – Investment transactions are accounted for on the date the order to buy or sell is executed. Realized gains and losses on investments are determined on the basis of specific identification of issues sold or matured. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Realized gains and losses on foreign currency transactions are included with realized gains and losses on investments.

For the year ended October 31, 2015, the Company purchased and sold securities in the amount of $18,579,404 and $21,874,772 (excluding short-term investments and options), respectively.

11

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

D. Option Writing – When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E. Income Taxes – No federal tax provision is required as it is the Company’s policy to comply with the provisions of Subchapter M of the Internal Revenue Code of 1954, as amended, including the distribution to its shareholders of substantially all of its income and any capital gains not offset by capital losses. Also, no state income tax provision has been provided because the states in which the Company has income recognize the tax exempt status of a regulated investment company.

The Company did not have an accrual for uncertain tax positions as deductions taken and benefits accrued are based on widely understood administrative practices and procedures, and are based on clear and unambiguous tax law. Tax returns for all years 2011 and thereafter are subject to possible future examinations by tax authorities.

F. Dividend Policy – It is the Company’s policy to pay dividends during the year in sufficient amounts to meet the requirements to maintain its status as a regulated investment company.

G. Cash and Short-Term Investments – For purposes of financial reporting, the Company considers all investments at financial institutions with original maturities of three months or less to be equivalent to cash. Short-term money market investments managed by third party investors are included in investment securities.

H. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

12

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

I. Fair Value Measurements – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

13

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

J. Investments in Limited Partnerships - Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships when the net asset valuations of the investments are calculated (or adjusted by the Company if necessary) in a manner consistent with GAAP for investment companies. The Company applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Company's entire position in a particular investment, unless it is probable that the Company will sell a portion of an investment at an amount different from the net asset valuation.

Investments in limited partnerships are included in Level 3 of the fair value hierarchy. In determining the level, the Company considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment. The Company also considers the nature of the portfolios of the underlying limited partnership and their ability to liquidate their underlying investments. If the Company does not know when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy. In addition, investments which are not valued using the practical expedient are included in Level 3 in the fair value hierarchy.

K. Fair Value-Valuation Processes - The Company establishes valuation processes and procedures to ensure that the valuation techniques are fair, consistent, and verifiable. The Company has designated a valuation subcommittee, that is comprised of senior management employees of the Company, that meets on a quarterly basis, or more frequently as needed, to approve the valuations of the Fund's investments. The valuation subcommittee establishes valuations which are then provided to the Company’s valuation committee, which is comprised of disinterested directors, who review and recommend the valuations to the Company’s Board of Directors to ratify. The Company’s valuations committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation processes.

The valuations of investments in limited partnerships are supported by information received from the limited partnerships, such as monthly net asset values, investor reports, and audited financial statements, when available. If it is probable that the Company will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, or when the Company believes alternative valuation techniques are more appropriate, the valuation committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value.

14

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company's Level 3 investments have been valued using the unadjusted net asset value of investments in limited partnerships. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of its investments as of October 31, 2015.

The following is a summary of the inputs used to value the Company’s investments as of October 31, 2015.

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income	$1,753,699	$-	$-	$1,753,699
Mutual Funds
Bond Mutual Funds	17,494,116	-	-	17,494,116
Stock Mutual Funds	8,275,703	-	-	8,275,703
Other Investments
Limited Partnerships	-	-	22,620,053	22,620,053
Common Stocks
Common Stocks – Publicly Traded including Call and Put Options	31,169,268	-	-	31,169,268
Call Options	(5,690)			(5,690)
Put Options	(45,845)	-	-	(45,845)
Cash and Cash Equivalents	22,365,887	-	-	22,365,887
Total Investments	$81,007,138	$-	$22,620,053	$103,627,191

The table below presents a reconciliation for the year ended October 31, 2015, for all Level 3 assets that are measured at fair value on a recurring basis.

	Balance	Accrued	Unrealized	Realized				Net Transfers	Balance
	as of	Discounts/	Gains &	Gains &	Net	Return of	Net	in (out of)	as of
Level 3 Assets	10/31/2014	Premiums	Losses	Losses	Purchases	Capital	Sales	Level 3	10/31/2015
Other Investments
Limited Partnerships	$21,199,217	$-	$(771,550)	$125,505	$8,210,821	$(1,248,745)	$(4,895,195)	$-	$22,620,053
Total Investments	$21,199,217	$-	$(771,550)	$125,505	$8,210,821	$(1,248,745)	$(4,895,195)	$-	$22,620,053

Realized gains and losses are included in the realized gain from investments sold on the Statement of Operations. Unrealized gains and losses are included in the change in unrealized appreciation of investments on the Statement of Operations.

L. Investments in Limited Partnerships - As of October 31, 2015, the Company was invested in limited partnerships. Each of these investments has certain restrictions with respect to rights of withdrawal by the Company as specified in the respective agreements. Generally, the Company is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the limited partnerships provide for compensation to the managers in the form of fees ranging from 0.5% to 2% annually of net assets and performance incentive allowances or fees ranging from 10% to 20% of net profits earned.

15

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table summarizes the Company's investments in other limited partnerships as of October 31, 2015. The Company's investments in limited partnerships have certain redemption and liquidity restrictions which are described in the below table.

Investment	Redemptions Notice Period	Redemptions Permitted	Liquidity Restrictions
Limited Partnerships
400 Capital Credit Opportunities Fund LP	60 days	Quarterly	See below (1)
Elliott Associates, LP	60 days	Jan. 1 or July 1	See below (2) (3)
Graham Growth Partners, LP	30 days	Quarterly	None
Greenlight Masters Qualified, LP	105 days	December 31	See below (4)
Infinity Premier Fund, LP	95 days	Quarterly	See below (5) (6)
Litespeed Partners, LP	45 days	Quarterly	See below (6)
Morrocroft Special Opportunity Fund II, LP	90 days	Quarterly	See below (4) (7)
Oaktree Enhanced Income Fund II, LP	N/A	N/A	See below (8)
Passport Long Short Fund, LP	15 days	Monthly	See below (9)
Privet Fund LP	90 days	Quarterly	See below (10)
Serengeti Multi-Series, LP	87 days	Quarterly	See below (11)
Stark Investments LP	N/A	N/A	See below (12)
Stark Structured Finance Onshore LP	N/A	N/A	See below (12)
Terra Argentine Fund, LP	N/A	N/A	See below (13)
Virgo Societas Partnership III (Onshore), LP	N/A	N/A	See below (14)
Walnut Investment Partners, LP Worldwide Opportunity Fund (Cayman), Ltd.	N/A 30 days	N/A June 30 or Dec. 31	See below (15) See below (16)

(1) Withdrawal proceeds are available as follows: 25% at withdrawal date; 33 1/3% of the remaining account three months after withdrawal date; 50% of the remaining amount six months after withdrawal date, and the remaining balance nine months after withdrawal date.

(2) There is a gate provision if requests for redemptions would cause a decline in aggregate net asset value of 20%. In addition to the 20% withdrawal limitation, a partner may not withdraw more than 25% of the capital in its Class B capital account on any withdrawal date.

(3) There is a capital surcharge of 1 3/4% for a partial or full withdrawal which may be waived in whole or in part.

(4) There is a gate provision regarding requests for redemptions, subject to various unspecified terms.

(5) Withdrawals of capital contributed less than 12 months preceding the withdrawal date will be subject to a reduction equal to 3% of the requested withdrawal amount.

(6) There is a gate provision if aggregate requested withdrawal amounts exceed 25% of the aggregate partner capital of the partnership, each limited partner who has submitted a timely request will receive a pro rata portion of the requested withdrawal, and any balance will be considered a timely withdrawal request with respect to the next withdrawal date.

(7) Minimum withdrawal is $100,000, and subsequent withdrawals may only be made in increments of $100,000. Withdrawal maximum limits: up to 1/5 of investment on initial withdrawal date, up to 1/4 of the remainder as of any subsequent withdrawal date, up to 1/3 of the remainder as of any subsequent withdrawal date, up to 1/2 of the remainder as of any subsequent withdrawal date, and up to the remainder as of any subsequent withdrawal date.

(8) Redemptions are not permitted.

(9) There is a gate provision if aggregate requested withdrawal amounts exceed 65% of the net asset value. Withdrawals to investors subject to this provision may be reduced pro rata based on their respective withdrawal requests. Any unpaid withdrawal amounts will be automatically submitted for the next withdrawal date.

(10) Redemptions from portions of capital balance attributable to special investments are permitted only in the general partner’s discretion.

(11) There is a three-year lock-up period for the contribution to the underlying fund which expires May 31, 2016.

(12) In liquidation.

(13) No voluntary withdrawals are permitted prior to the Effective Transition Date, which is not earlier than July 1, 2015.

(14) Redemptions are not permitted. Unless the general partner elects an earlier date, the partnership expires April 17, 2019, which is the seventy-two month anniversary date of the initial closing of April 17, 2013, subject to a discretionary extension by the general partner of up to two consecutive additional one-year periods.

(15) Walnut is in receivership.

(16) Partial redemption may not reduce capital account below the lesser of $100,000 or 1% of the capital accounts of all investors.

16

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company is subject to credit risk to the extent that the investment managers of the underlying limited partnerships are unable to fulfill their obligations according to their organizational documents. The Company, through its investments in limited partnerships, is subject to risk inherent when investing in securities and private investments. In connection with its investments, the Company is subject to the market and credit risk of those investments held or sold short by the limited partnerships. Due to the nature of the Company's investments, the above described risks are limited to the Fund's investment balances and unfunded commitments to limited partnerships.

3.	UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(tax basis)

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities as October 31, 2015, were as follows:

Gross appreciation (excess of value over tax cost)	$9,928,661
Gross depreciation (excess of tax cost over value)	(8,986,463)
Net unrealized appreciation	$942,198
Cost of investments for income tax purposes	$102,736,528

4.	OPTIONS WRITTEN

As of October 31, 2015, portfolio securities valued at $473,240 were held in escrow by the custodian as cover for call options written by the Company.

Transactions in options written during the year ended October 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2014	815	$142,775
Options written	1,741	500,498
Options terminated in closing purchase transactions	(1,126)	(361,181)
Options expired	(490)	(99,297)
Options exercised	(305)	(26,023)
Options outstanding at October 31, 2015	635	$156,772

5.	PLEDGED COLLATERAL

As of October 31, 2015, short-term investments in the amount of $4,781,714 were pledged as collateral for put options sold by the Company.

17

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

6.	DISTRIBUTIONS TO SHAREHOLDERS

Classifications of distributions, net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Company.

On December 10, 2014, a distribution of $0.27 per share was paid to shareholders of record on November 25, 2014.

On March 10, 2015, a distribution of $0.25 per share was paid to shareholders of record on February 25, 2015.

On June 10, 2015, a distribution of $0.25 per share was paid to shareholders of record on May 25, 2015.

On September 10, 2015, a distribution of $0.25 per share was paid to shareholders of record on August 25, 2015.

The tax character of distributions paid during 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,772,955	$2,170,646
Long-term capital gains	2,546,332	1,233,320
Retained earnings prior to becoming an investment company	712,660	1,529,315
	$5,031,947	$4,933,281

As of October 31, 2015, there was $861,730 of distributable earnings on a tax basis.

The tax components of distributable earnings are determined in accordance with income tax regulations, which may differ from composition of net assets reported under generally accepted accounting principles. The difference for the period ended October 31, 2015 reflects $233,674 of undistributed net investment income under generally accepted accounting principles.

18

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2015

7.	LINE OF CREDIT

On April 22, 2010, (renewed April 21, 2013), the Company entered into an agreement with a bank for an unsecured line of credit in the amount of $3,500,000 to provide the Company more flexibility in its payment of dividends and management of its investments. The interest rate on any borrowings is at the one month LIBOR market index rate plus 150 basis points, with a floor of 3.00 percent. The Company will pay a commitment fee of 35 basis points on any unused balance. As of October 31, 2015, the Company had no borrowings from this line of credit, which expires on April 21, 2016.

8.	ADVISORY BOARD AND REMUNERATION OF DIRECTORS

The Company does not have an advisory board. The independent directors are paid an annual fee of $3,000 plus $1,000 for each meeting attended in person or $500 for each meeting attended by telephone. Each such independent director is paid an additional $1,000 for each day attending a committee meeting in person or $500 by telephone other than on the date of a board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

9.	RELATED PARTIES

The Company leases office space from Broyhill Investments, Inc., which is controlled by Paul H. Broyhill and M. Hunt Broyhill, both officers of BMC Fund, Inc. The expense associated with this related party lease for the year ended October 31, 2015 amounted to $43,785. Broyhill Investments, Inc. also acts as a common paymaster for payroll and other shared services. This service is provided at no cost to the Company. All amounts paid by Broyhill Investments, Inc. on behalf of the Company are reimbursed by the Company. The outstanding payable related to these transactions at October 31, 2015 was $73,561.

10.	IMPAIRED SECURITIES

Selected securities at the end of the year have significant investment impairment issues. These selected securities have an aggregate cost basis of $4,314,384 and have been assigned no value at October 31, 2015.

11.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date the financial statements were issued.  At October 31, 2015, the Company’s investment in Third Avenue Focused Credit Fund Institutional Shares (“Third Avenue”) was valued at $1,113,464.  Subsequent to October 31, 2015, the Company was informed that Third Avenue applied to the Securities and Exchange Commission (“SEC”) for an exemptive relief order suspending redemptions from Third Avenue. This exemptive order allows Third Avenue to conduct an orderly liquidation of the Third Avenue Fund’s investments without having to resort to forced selling of securities. The SEC granted the exemptive relief request and Third Avenue will make periodic distributions to shareholders until all of its assets have been sold.  Third Avenue continues to post a net asset value for the Fund. Direct redemptions from Third Avenue are restricted at this time.

19

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2015 (Unaudited)

The directors of the Fund were elected for a one-year term at the 2015 annual meeting of shareholders of the Fund.

The following table provides information about the directors and the officers of the Fund:

Directors Who Are Interested Persons

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During at Least the Past 5 Years
James T. Broyhill (88) 1930 Virginia Road Winston-Salem, NC 27104	Director Vice Chairman	Since 1976 Since 2005

Retired; Director of Shepherd Street Equity Fund (1998-2008); Vice President of Old Clemmons School Properties, Inc. (2006-present); President of Old Clemmons School Properties, Inc. (1998-2006); former Secretary of the North Carolina Department of Commerce (1989-1991); former Chairman of the North Carolina Economic Development Board (1987-1989); former member, U. S. Senate (1986); former member, U.S. House of Representatives (1963-1986)

None
M. Hunt Broyhill (51) 1870 9th Street Court, NW Hickory, NC 28601	Director Chairman President Vice President	Since 2008 Since 2014 Since 2007 2001-2007	Chairman of the Fund since February 2014; President of the Fund since February 2007; former Vice President of the Fund (2001-2007); Chief Executive of Broyhill Asset Management, LLC and Broyhill Wakin General Partners, LLC (1997-present); Director and President of Broyhill Investments, Inc. (1988-present); Director (1983-present) and President of Broyhill Family Foundation, Inc. (1988-present); Senior Managing Partner and Director of Flagship Capital Partners, LLC (2007-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (1995-present)	Capitala Finance Corp. (Sept. 2013-present)

20

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2015 (Unaudited)

Directors Who Are Interested Persons

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During at Least the Past 5 Years
Paul H. Broyhill (91) 135 Claron Place, SE Lenoir, NC 28645	Director Chairman Emeritus Chief Executive Officer Chairman	Since 1976 Since 2014 2001-2014 1976-2014

Director and Chairman Emeritus; former Chairman (1976-2014) and Chief Executive Officer of the Fund (2001-2014); former President of the Fund (2001-2007); Director (1972-present) and Chairman of Broyhill Investments, Inc. (1988-present); Director (1946-present) and Chairman of Broyhill Family Foundation, Inc. (1989-present); former President of Broyhill Family Foundation, Inc. (1980-1988); Manager and President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (1983-present)

None
W. Charles Campbell (49) 1031 Huntington Park Drive Charlotte, NC 28211	Director	Since 2011

President and Chief Executive Officer of Flagship Capital Partners, LLC, a private investment real estate firm (2005-present); Co-manager of Brackett Flagship Properties, LLC, a commercial real estate firm (2010-present)

None
Allene B. Stevens (93) 153 Hillhaven Place SE Lenoir, NC 28645	Director	Since 1983	Private Investor	None

21

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2015 (Unaudited)

Directors Who Are Not Interested Persons

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During at Least the Past 5 Years
Kevin P. Boudreau (52) 117 Shannon Court Rocky Mount, NC 27804	Director	Since 2011	Vice President of Tax and Risk Management, Boddie-Noell Enterprises, Inc., a diversified company with interests in restaurant and land-development projects (2005-present)	None
Margaret M. “Peg” Broyhill (72) 1995 Cedar Rock Estates Lenoir, NC 28645	Director	Since Feb. 2015	Resident Branch Manager (Lenoir, NC office) (1993-present) and Senior Vice President of Wells Fargo Advisors (1995-present)	None
R. Donald Farmer (68) 273 Leeward Point Loop Taylorsville, NC 28681	Director	Since 2008	President of Don Farmer, CPA, PA, an independent public accounting firm and producer of federal income tax seminars and seminar materials (1984-present)	None
Robert G. Fox, Jr. (66) 330 Lams Way Vilas, NC 28692	Director	Since 2008	Former President and Chief Banking Officer of NewDominion Bank (2005-April 2010); Executive Vice President of First Charter Bank/First Charter Corporation (1993-2005)	None
Jan E. Gordon (64) 3075 Rolling Woods Drive Palm Harbor, FL 34683	Director	Since 2001	Retired; former election assistant, Pinellas County, FL Supervisor of Elections (1992-2005)	None
Brent B. Kincaid (84) 2703 Lakeview Drive Lenoir, NC 28645	Director	Since 2005	Retired since 1998; former President and CEO of Broyhill Furniture Industries, Inc.	None
Mark E. Roberts (53) 269 River Ridge Drive Wallace, NC 28466	Director	Since 2014

Chief Investment Officer of Biltmore Family Offices, LLC (May 2013-present); Chief Investment Officer of Ironsides Asset Advisors, LLC, a registered investment advisory firm (2009-present); former Director of Global Equities and Hedges Strategies, State of North Carolina Retirement System (2003-2009)

None

22

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2015 (Unaudited)

Other Executive Officers

Name, Address and Age	Positions Held with Fund	Length of Time Served	Principal Occupation During Past 5 Years	Directorships Held by Officer During at Least the Past 5 Years
Boyd C. Wilson, Jr. (63) 646 Pleasant Hill Road Lenoir, NC 28645	Vice President and Chief Financial Officer	Since 2006

Vice President and Chief Financial Officer of the Fund since February 2006; Director (2007-present) and Executive Vice President of Broyhill Investments, Inc. (2005-present); Vice President of Broyhill Family Foundation, Inc. (2007-present); Treasurer of Broyhill Wakin General Partners, LLC (2008-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2006-present); Vice President – Finance & Administration of Kincaid Furniture Company, Incorporated (1990-2005)

CommunityOne Bancorp (2011-present); Bank of Granite Corp. (1996-2013)
Christopher R. Pavese (39) 166 Pleasant Point Drive Hickory, NC 28601	Vice President Chief Investment Officer	Since 2014 Since 2011

Vice President (since February 2014) and Chief Investment Officer of the Fund since March 2011; Portfolio Manager of the Fund (2005-2011); Chief Investment Officer of Broyhill Asset Management, LLC (2008-present); Chief Investment Officer of Broyhill Affinity Fund, LLC (2008-2012)

None
Carol Frye (58) 210 Beall Street, NW Lenoir, NC 28645	Secretary and Treasurer	Since 2001	Secretary and Treasurer of the Fund since 2001; Secretary and Treasurer of Broyhill Investments, Inc. (2000-present); Director (2001-present), Secretary and Treasurer of Broyhill Family Foundation, Inc. (2003-present); Secretary of Broyhill Wakin General Partners, LLC (1997-present); Secretary and Treasurer of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2001-present)	None

23

BMC FUND, INC.
ADDITIONAL INFORMATION
Year Ended October 31, 2015 (Unaudited)

Proxy Voting - The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available without charge, upon request, by calling 828-758-6100; on the Fund’s website at http://www.bmcfund.com; and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 828-758-6100, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

Portfolio Holdings - The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

24

BMC FUND, INC.
FINANCIAL HIGHLIGHTS
Years Ended October 31, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006

The following table presents financial information divided into three parts: per share operating performance, total investment return and ratios and supplemental data for the years ended October 31, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006. The first part, per share operating performance, details the changes on a per share basis of the Company's beginning net asset value to its ending net asset value. The second part, total investment return, is based on the market price of the Company's shares of stock. Part three, ratios and supplemental data, provides additional financial information related to the Company's performance.

PER SHARE OPERATING PERFORMANCE	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006

Net asset value, beginning of period	$22.62	$22.57	$22.58	$22.11	$22.41	$21.20	$20.79	$36.28	$33.55	$32.84
Net investment income	0.35	0.42	0.46	0.35	0.49	0.46	0.48	0.73	0.78	1.06
Net gains (losses) on investments	(0.73)	0.63	0.60	1.18	0.21	1.70	1.65	(10.98)	4.25	2.43
Total from investment operations	(0.38)	1.05	1.06	1.53	0.70	2.16	2.13	(10.25)	5.03	3.49
Less distributions:
Dividends from net investment income	0.36	0.44	0.47	0.56	0.27	0.46	0.92	1.04	2.03	2.37
Distributions from capital gains	0.44	0.42	0.33	0.48	0.53	-	-	1.42	0.27	0.41
Distributions from retained earnings	0.22	0.14	0.27	0.02	0.20	0.49	0.80	-	-	-
P. B. Realty, Inc. Spin-off	-	-	-	-	-	-	-	2.78	-	-
Total distributions	1.02	1.00	1.07	1.06	1.00	0.95	1.72	5.24	2.30	2.78
Net asset value, end of period	$21.22	$22.62	$22.57	$22.58	$22.11	$22.41	$21.20	$20.79	$36.28	$33.55

Per share market value, end of period[1]	$18.00	$18.00	$18.00	$18.00	$18.45	$18.00	$16.75	$26.00	$26.00	$26.00

TOTAL INVESTMENT RETURN[2]	(2.11)%	5.83%	5.89%	8.50%	3.79%	11.83%	12.72%	(39.42)%	19.35%	13.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$104,684	$111,568	$111,358	$111,379	$109,069	$110,576	$104,603	$102,574	$178,975	$165,500
Ratio of expenses to average net assets[3]	0.98%	0.97%	0.95%	1.01%	0.97%	1.11%	1.18%	1.02%	0.75%	0.73%
Ratio of net investment income to average net assets[3]	1.59%	1.83%	2.04%	1.57%	2.15%	2.11%	2.40%	2.37%	2.26%	3.20%
Portfolio turnover rate	17.10%	22.02%	33.12%	32.90%	60.41%	38.08%	69.62%	67.44%	51.23%	48.22%

1Unaudited - Based on stock trades, which are very limited, during that year.

2Unaudited - Computed as follows: income from investment operations divided by per share market value.

3Average is computed on a quarterly basis.

*Annualized

25

BMC FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 2015

		Coupon					Percent
		Interest	Maturity	Face		Market	of Net
Debt Issuer		Rate	Date	Amount	Cost	Value	Assets

FIXED INCOME:
XEROX CORP MEDIUM TERM		7.200%	4/1/2016	500,000	507,490	511,594
EXPRESS SCRIPTS INC		3.125%	5/15/2016	250,000	250,253	252,925
HEWLETT PACKARD CO		3.000%	9/15/2016	250,000	249,897	254,009
TRANSOCEAN INC		5.050%	12/15/2016	250,000	250,827	248,672
AMBEV INTL FIN CO LTD		9.500%	7/24/2017	430,769	449,680	53,999
AVON PRODUCTS INC		4.200%	7/15/2018	500,000	501,386	432,500
LEHMAN BROTHERS HLDGS NIKKEI INDEX	[1,2,3]	0.000%	9/29/2008	3,000,000	1,886,048	-
LEHMAN BROTHERS HLDGS EAFE INDEX	[1,2,3]	0.000%	11/15/2008	1,000,000	622,026	-
LEHMAN BROTHERS HLDGS MEDIUM TERM NOTE	[1,2,3]	0.000%	3/15/2011	2,500,000	1,570,743	-

TOTAL INVESTMENTS IN FIXED INCOME				$8,680,769	$6,288,350	$1,753,699	1.68%

26

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
BOND MUTUAL FUNDS:
AVENUE INCOME CREDIT STRATEGIES COM	50,000.00	$848,816	$654,500
DOUBLELINE TOTAL RETURN BOND I	226,010.04	2,500,000	2,458,989
EATON VANCE FLOATING RATE A	26,315.79	250,000	236,053
FAIRHOLME FOCUSED INCOME FUND	68,685.46	750,000	766,530
FLAHERTY & CRUMRINE PREFERRED I	11,833.00	87,440	157,379
FPA NEW INCOME INC COM	716,128.81	7,500,000	7,182,772
LOOMIS SAYLES BOND INSTITUTIONAL	120,930.18	1,612,500	1,691,813
OSTERWEIS STRATEGIC INCOME	19,861.83	230,000	220,863
PIMCO DYNAMIC CREDIT INCOME FUND	25,000.00	565,060	469,000
PIMCO DYNAMIC INCOME FUND COM	25,000.00	715,425	739,500
PIMCO FDS INCOME FUND INSTL	128,944.70	1,500,000	1,573,125
RIVERNORTH/OAKTREE HIGH INCOME I	24,533.86	250,000	230,128
THIRD AVENUE FOCUSED CREDIT INSTITUTIONAL	142,568.97	1,500,000	1,113,464
TOTAL BOND MUTUAL FUNDS		18,309,241	17,494,116	16.71%

STOCK MUTUAL FUNDS:
INTERNATIONAL EQUITIES
Asia Ex-Japan Stock
ISHARES INC MSCI SINGAPORE	20,000.00	255,572	222,400

TOTAL INTERNATIONAL EQUITIES		255,572	222,400	0.21%

SPECIALTY FUNDS
Conservative Allocation
VANGUARD WELLESLEY INCOME INV	20,045.04	422,892	512,151	0.49%

Financial
FRANKLIN INCOME FUND ADVIS	119,047.62	250,000	263,095	0.25%

Large Cap Blend
COOK & BYNUM FUND	33,738.19	500,000	507,422
FEDERATED STRATEGIC VALUE DIVIDEND C	15,600.62	100,000	94,696
SELECTED AMERICAN SHARES D	2,059.31	100,000	83,835
T ROWE PRICE PERSONAL STRATEGY GROWTH	4,370.83	90,476	132,086
YACKTMAN FUND SVC	24,771.08	506,985	600,699
		1,297,461	1,418,738	1.36%

Long-Short

27

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

					Percent
		Shares		Market	of Net
Company Name		Held	Cost	Value	Assets

MUTUAL FUNDS:
GOTHAM ABSOLUTE RETURN INSTITUTIONAL		18,436.58	250,000	238,016
GOTHAM NEUTRAL INSTITUTIONAL		22,202.49	250,000	223,579
			500,000	461,595	0.44%

Mid Cap Blend
PROFESSIONALLY MANAGED AKR	[3]	10,855.41	250,000	256,730	0.25%

Moderate Allocation
FPA CRESCENT PORTFOLIO		33,641.26	1,025,302	1,122,945
OAKMARK EQUITY & INCOME I		8,920.47	263,600	277,783
SEQUOIA FD INC COM		740.54	108,371	159,883
			1,397,273	1,560,611	1.49%

Precious Metals
MARKET VECTORS GOLD MINERS		25,000.00	1,223,726	374,000
SPDR GOLD SHARES	[3]	10,000.00	969,550	1,093,000
			2,193,276	1,467,000	1.40%

Utilities
GABELLI UTILS FUND CL AAA		9,964.73	113,000	91,775
UTILITIES SELECT SECTOR SPDR		23,000.00	734,317	1,006,250
			847,317	1,098,025	1.05%

World Allocation
WELLS FARGO ADVANTAGE ASSET ALLOC ADM		75,379.17	1,010,000	1,015,358	0.97%

TOTAL SPECIALTY FUNDS			8,168,219	8,053,303	7.69%

TOTAL STOCK MUTUAL FUNDS			8,423,791	8,275,703	7.91%

TOTAL INVESTMENTS IN MUTUAL FUNDS			$26,733,032	$25,769,819	24.62%

28

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

			Market	Percent of
Company Name		Cost	Value	Net Assets

OTHER INVESTMENTS:

LIMITED PARTNERSHIPS:
400 CAPITAL CREDIT OPPORTUNITIES FUND LP	[2,3]	$500,000	$651,681
ELLIOTT ASSOCIATES LP CL A	[2,3]	2,000,000	3,895,576
ELLIOTT ASSOCIATES LP CL B	[2,2]	388,000	390,831
GRAHAM GROWTH PARTNERS, LP	[2,3]	1,000,000	1,070,800
GREENLIGHT MASTERS QUALIFIED LP	[2,3]	2,500,000	3,171,550
INFINITY PREMIER FUND, LP	[2,3]	2,500,000	2,613,008
LITESPEED PARTNERS, LP	[2,3]	2,500,000	2,239,085
MORROCROFT SPECIAL OPPORTUNITY FUND II, LP	[2,3]	-	368,316
OAKTREE ENHANCED INCOME FUND II, LP	[2,3]	2,387,087	2,270,035
PASSPORT LONG SHORT FUND	[2,3]	1,000,000	1,044,870
PRIVET FUND LP	[2,3]	1,000,000	1,282,602
SERENGETI MULTI SERIES LLC	[2,3]	389,220	460,755
STARK INVESTMENTS LP	[2,3]	50,452	122,954
STARK STRUCTURED FINANCE ONSHORE FUND	[2,3]	13,352	10,612
TERRA ARGENTINE FUND LP	[2,3]	200,000	238,310
VIRGO SOCIETAS III (ONSHORE) LP	[2,3]	1,786,998	1,814,818
WALNUT INVESTMENT PARTNERS	[2,3]	235,567	-
WORLDWIDE OPPORTUNITY FUND (CAYMAN) LTD. CL A-A1	[2,3]	500,000	491,025
WORLDWIDE OPPORTUNITY FUND (CAYMAN) LTD. CL A-A9	[2,3]	100,000	95,503
WORLDWIDE OPPORTUNITY FUND (CAYMAN) LTD. CL A-A10	[2,3]	100,000	95,805
WORLDWIDE OPPORTUNITY FUND (CAYMAN) LTD. CL A-A11	[2,3]	100,000	96,278
WORLDWIDE OPPORTUNITY FUND (CAYMAN) LTD. CL A-A12	[2,3]	100,000	95,994
WORLDWIDE OPPORTUNITY FUND (CAYMAN) LTD. CL A-A13	[2,3]	100,000	99,645
TOTAL LIMITED PARTNERSHIPS		19,450,676	22,620,053	21.61%

TOTAL OTHER INVESTMENTS		$19,450,676	$22,620,053	21.61%

29

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:
CONSUMER DISCRETIONARY
Automobiles & Components	35,000.00	FIAT CHRYSLER AUTOMOBILES	[3]	$370,405	$512,400
	25,000.00	GENERAL MOTORS CORP COM		885,293	872,750
				1,255,698	1,385,150	1.32%

Consumer Services	50,000.00	ARCOS DORADOS HOLDINGS INC CL A		368,756	154,000	0.15%

Hotels, Restaurants & Leisure	75,000.00	SEAWORLD ENTERTAINMENT INC COM		1,384,103	1,494,750	1.43%

Media	15,000.00	DISCOVERY COMMUNICATIONS NEW COM	[3]	441,711	412,800
	15,000.00	TIME WARNER INC COM NEW		1,210,848	1,130,100
				1,652,559	1,542,900	1.47%

Recreation	5,000.00	MATTEL INC COM		108,373	122,900	0.12%

Retailing	5,000.00	CATO CORP NEW CL A		160,837	188,800	0.18%

Transportation	3,000.00	AMERICAN AIRLINES GROUP I COM		128,037	138,660	0.13%

TOTAL CONSUMER DISCRETIONARY				5,058,363	5,027,160	4.80%

CONSUMER STAPLES
Food & Staples Retailing	1,000.00	CVS HEALTH CORP COM		104,295	98,780
	5,000.00	WAL MART STORES INC COM		297,313	286,200
				401,608	384,980	0.37%

Food, Beverage & Tobacco	25,000.00	AMBEV SA SPONSORED ADR		142,690	121,750
	7,500.00	COCA COLA FEMSA S A B SPON		699,467	575,100
	2,000.00	CONSTELLATION BRANDS CL A		181,438	269,600
	3,500.00	GENERAL MILLS INC COM		122,082	203,385
	1,000.00	HERSHEY CO COMMON		61,460	88,690
	10,000.00	NESTLE S A SPONSORED ADR		396,899	763,000
	7,500.00	PEPSICO INC COM		617,894	766,425
	8,000.00	REYNOLDS AMERICAN INC COM		143,516	386,560
	2,000.00	SMUCKER J M CO COM NEW COM		121,939	234,780
	1,000.00	WHITEWAVE FOODS CO COM CL	[3]	24,151	40,980
				2,511,536	3,450,270	3.30%

Household & Personal Products	11,500.00	PROCTER & GAMBLE CO COM		840,716	878,370	0.84%

TOTAL CONSUMER STAPLES				3,753,860	4,713,620	4.50%

30

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:
ENERGY
Energy	3,800.00	CHEVRON CORP		402,913	345,344
	4,643.00	CPFL ENERGIA S A SPONSORED	[3]	103,003	37,190
	5,404.00	EXXON MOBIL CORP COM		454,007	447,127
	8,000.00	HOLLYFRONTIER CORP COM		298,885	391,760
	7,000.00	MARATHON OIL CORP COM		187,014	128,660
	4,800.00	OCCIDENTAL PETROLEUM COM		381,193	357,792
	1,500.00	ROYAL DUTCH SHELL ADR A		100,414	78,690
				1,927,429	1,786,563	1.71%

Pipelines	3,000.00	BP PRUDHOE BAY ROYALTY TRU		256,047	117,900
	2,000.00	BUCKEYE PARTNERS LP COM		124,792	135,660
	8,000.00	ENERGY TRANSFER EQUITY LP		150,093	344,800
	1,169.00	TARGA RESOURCES PARTNERS L		75,015	35,070
	3,000.00	WILLIAMS COS INC DEL COM		109,004	118,320
				714,951	751,750	0.72%

TOTAL ENERGY				2,642,380	2,538,313	2.42%

FINANCIALS
Banks	3,000.00	BANK OF AMERICA CORP COM		50,497	50,340
	3,000.00	BB&T CORP COM		107,875	111,450
	10,000.00	BLUEHARBOR BANK NC COM	[3]	90,150	77,000
	2,500.00	WELLS FARGO & CO DEL COM		113,117	135,350
				361,639	374,140	0.36%

Diversified Financials	25,000.00	ALLY FINANCIAL INC COM	[3]	524,008	498,000
	5,000.00	ANNALY CAPITAL MGMT INC		82,125	49,750
	50,000.00	ARES CAPITAL CORP COM		843,826	761,500
	2,500.00	BERKSHIRE HATHAWAY INC CL B	[3]	185,406	340,050
	4,000.00	CALAMOS ASSET MGMT INC		51,070	37,560
	68,455.00	CAPITALA FINANCE CORP COM		1,248,018	917,297
	4,000.00	CARLYLE GROUP LP COM		111,750	74,960
	1,300.00	CME GROUP		71,797	122,811
	15,000.00	GOLUB CAPITAL BDC INC COM		226,480	245,550
	1,000.00	NEW YORK MTG TR INC COM PA		8,055	5,680
	25,000.00	OAKTREE CAPITAL GROUP LLC UNIT		1,097,867	1,246,500
	10,000.00	PAYPAL HLDGS INC COM	[3]	306,102	360,100
	4,000.00	THE BLACKSTONE GROUP LP		119,065	132,240
				4,875,569	4,791,998	4.58%

Insurance	1,500.00	AON PLC SHS CL A		121,687	139,965
	1,000.00	METLIFE INC COM		32,265	50,380
	2,500.00	TRAVELERS COMPANIES COM		203,356	282,225
	4,000.00	ZURICH INS GROUP LTD SPONS ARD		122,260	105,960
				479,568	578,530	0.55%

31

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:

Real Estate	1,000.00	DIGITAL RLTY TR INC COM		58,864	73,960
	6,000.00	EASTERLY GOVT PPTYS COM		94,785	104,880
	1,000.00	GEO GROUP INC COM		32,717	32,270
	10,000.00	HANNON ARMSTRONG SUST COM		153,105	180,100
	1,000.00	HCP INC COM REIT		41,467	37,200
	10,000.00	IRSA INVERSIONES Y REPRESENTACIONES		107,792	179,900
	62,450.00	KENNEDY-WILSON EUROPE REAL		1,129,633	1,153,516
	5,000.00	KENNEDY-WILSON HLDGS I COM		108,031	122,600
	15,000.00	MEDICAL PPTYS TR INC COM		185,835	169,500
	1,100.00	OMEGA HEALTHCARE INVS COM		34,106	37,972
	500.00	W P CAREY & CO LLC COM		31,927	31,685
				1,978,262	2,123,583	2.03%

TOTAL FINANCIALS				7,695,038	7,868,251	7.52%

HEALTH CARE
Health Care Equipment & Services	2,000.00	AMERISOURCEBERGEN CORP COM		57,550	193,020
	5,000.00	DAVITA HEALTHCARE PART COM	[3]	308,926	387,550
	3,550.00	LABORATORY CORP AMER HLDGS	[3]	329,250	435,727
	4,000.00	QUEST DIAGNOSTICS INC COM		222,639	271,800
	4,000.00	ROCHE HLDG LTD SPONS ADR		129,261	135,640
	1,500.00	VARIAN MEDICAL SYSTEMS INC	[3]	68,108	117,795
				1,115,734	1,541,532	1.47%

Pharmaceuticals & Biotechnology	10,000.00	ASTRAZENECA PLC SPONSORED		235,532	318,900
	1,000.00	JOHNSON & JOHNSON COM		91,105	101,030
	3,000.00	ELI LILLY & CO COM		132,158	244,710
	26,500.00	PFIZER INC COM		533,833	896,230
	1,000.00	SEATTLE GENETICS INC COM	[3]	17,684	41,490
	1,000.00	TEVA PHARMACEUTCL INDS ADR		50,285	59,190
				1,060,597	1,661,550	1.59%

TOTAL HEALTH CARE				2,176,331	3,203,082	3.06%

INDUSTRIALS
Capital Goods	500.00	3M COMPANY		71,565	78,605
	4,000.00	AMERICAN RAILCAR INDS COM		177,170	230,880
	12,500.00	ROLLS ROYCE HOLDINGS SPONS		143,217	132,500
	1,000.00	WABTEC CORP COM		59,525	82,870
				451,477	524,855	0.50%

Commercial Services & Supplies	5,000.00	BROOKFIELD INFRASTRUCTURE		143,408	210,300.00
	3,000.00	COVANTA HLDG CORP COM		63,948	50,280.00
	1,000.00	ECOLAB INC COM		105,289	120,350.00
	2,000.00	STERICYCLE INC COM	[3]	201,180	242,740
	6,000.00	US ECOLOGY INC COM		122,962	235,260
	500.00	WASTE MGMT INC DEL COM		17,412	26,880
				654,199	885,810	0.85%

32

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:

Transportation	1,000.00	NORFOLK SOUTHERN CORP COM		73,330	80,030	0.08%

TOTAL INDUSTRIALS				1,179,006	1,490,695	1.42%

INFORMATION TECHNOLOGY
Semiconductors & Semiconductor Equipment	3,500.00	INTEL CORP COM		73,337	118,510	0.11%

Software & Services	601.00	ALPHABET INC CAP STK CL C	[3]	310,940	427,197
	10,000.00	CDK GLOBAL INC COM		380,201	497,900
	10,000.00	EBAY INC COM	[3]	207,766	279,000
	3,500.00	MICROSOFT CORP COM		87,412	184,240
	4,000.00	ORACLE CORP COM		110,847	155,360
				1,097,166	1,543,697	1.47%

Technology Hardware & Equipment	3,500.00	APPLE INC COM		275,010	418,250
	5,700.00	CISCO SYSTEMS INC COM		111,359	164,445
	2,500.00	CORNING INC COM		51,787	46,500
	5,000.00	EMC CORP MASS COM		123,828	131,100
	6,000.00	QUALCOMM INC COM		356,810	356,520
	20,000.00	RELM WIRELESS CORP COM	[3]	53,773	86,000
	500.00	SYNAPTICS INC COM	[3]	33,775	42,545
				1,006,342	1,245,360	1.19%

TOTAL INFORMATION TECHNOLOGY				2,176,845	2,907,567	2.78%

MATERIALS	1,580.00	DOW CHEMICAL CO COM		81,482	81,639
	3,000.00	HI-CRUSH PARTNERS LP COM		118,516	17,340
	1,077.00	OLIN CORP COM		21,655	20,657
	2,000.00	RPM INTL INC COM		42,340	91,420
TOTAL MATERIALS				263,993	211,056	0.20%

TELECOMMUNICATION SERVICES	2,000.00	AMERICA MOVIL SA DE CV SPO		55,017	35,620
	3,000.00	AT&T CORP COM		84,046	100,530
	4,500.00	BCE INC COM		191,785	194,445
	3,000.00	ORANGE SPONSORED ADR		47,540	52,650
	10,000.00	SINGAPORE TELECOMM LTD ADR		290,885	284,500
	2,000.00	SK TELECOM LTD SPONSORED A		27,904	47,120
	2,000.00	TELECOM ARGENTINA SA		36,419	39,020
	1,000.00	TELEFONICA BRASIL S.A.		28,025	10,360
	6,500.00	TELEFONICA S A SPONSORED ADR		108,423	85,605
TOTAL TELECOMMUNICATION SERVICES				870,044	849,850	0.81%

33

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

COMMON STOCKS:

UTILITIES	2,000.00	AMERICAN ELEC PWR INC COM	79,050	113,300
	500.00	AMERICAN STS WTR CO COM	19,159	20,375
	8,000.00	AMERIGAS PARTNERS LP COM	348,077	341,120
	6,500.00	DOMINION RES INC VA COM	330,756	464,295
	14,187.00	DUKE ENERGY CORP COM	833,466	1,013,945
	1,000.00	ENTERGY CORP NEW COM	69,388	68,160
	3,000.00	SOUTHERN CO COM	122,610	135,300
	2,256.00	WEC ENERGY GROUP INC COM	89,900	116,319
TOTAL UTILITIES			1,892,406	2,272,814	2.17%

TOTAL INVESTMENTS IN COMMON STOCKS			$27,708,266	$31,082,408	29.69%

34

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2015

					Percent
		Contracts		Market	of Net
Company Name		Held	Cost	Value	Assets

CALL OPTIONS:
ALLY FINANCIAL INC CALL OPTION, $25 EXP 1/20/17	[3]	150	$33,098	$8,250
BHP BILLITON CALL OPTION, $50 EXP 1/15/16	[3]	60	21,995	600
CHEVRON CORP NEW CALL OPTION, $110 EXP 1/15/16	[3]	25	20,915	150
EOG RESOURCES INC CALL OPTION, $92.50 EXP 1/15/16	[3]	10	9,716	2,250
OCCIDENTAL PETROLEUM CALL OPTION, $85 EXP 1/15/16	[3]	40	17,063	1,320
PHILLIPS 66 CALL OPTION, $75 EXP 1/15/16	[3]	35	16,156	54,250
SCHLUMBERGER CALL OPTION, $90 EXP 1/15/16	[3]	20	9,632	680
SEADRILL LTD CALL OPTION, $14 EXP 1/15/16	[3]	30	4,998	60
SEAWORLD ENTERTAINMENT CALL OPTION, $20 EXP 1/20/17	[3]	50	6,397	11,400
TOTAL CALL OPTIONS			139,970	78,960	0.08%

PUT OPTIONS:
ISHARES RUSSELL 2000 INDEX PUT OPTION, $110 EXP 11/20/15	[3]	50	23,311	2,950
SPDR S&P500 TR PUT OPTION, $190 EXP 12/19/15	[3]	50	27,036	4,950
TOTAL PUT OPTIONS			50,347	7,900	0.01%

TOTAL INVESTMENTS IN OPTIONS			$190,317	$86,860	0.08%

35

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
October 31, 2015

			Market	Percent of
	Company Name	Cost	Value	Net Assets

Short-term Investments	MFB NI Treasury Money Market Fund	$22,365,887	$22,365,887	21.37%

TOTAL INVESTMENTS - MARKET VALUE			103,678,726	99.04%

TOTAL OTHER ASSETS IN EXCESS OF LIABILITIES			1,004,847	0.96%

TOTAL NET ASSETS			$104,683,573	100.00%

1In default

2Market value determined by the Fund's Board of Directors

3Non-income producing security

36

BMC FUND, INC.
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
October 31, 2015

					Percent
		Contracts		Market	of Net
Company Name		Held	Cost	Value	Assets
CALL OPTIONS:
AMERICAN AIRLINES CALL OPTION, $47 EXP 11/20/15	[3]	(20)	(4,428)	(2,120)
AMERICAN RAILCAR CALL OPTION, $60 EXP 12/18/15	[3]	(10)	(2,354)	(2,050)
CORNING INC CALL OPTION, $23 EXP 11/20/15	[3]	(20)	(889)	(20)
DUKE ENERGY CO CALL OPTION, $75 EXP 1/15/16	[3]	(20)	(2,069)	(1,300)
DUKE ENERGY CO CALL OPTION, $80 EXP 1/15/16	[3]	(20)	(1,969)	(200)
	[3]
TOTAL CALL OPTIONS	[3]		(11,709)	(5,690)	-0.01%
	[3]
PUT OPTIONS:
AMAZON COM INC PUT OPTION, $430 EXP 1/15/16	[3]	(5)	(10,242)	(305)
AMAZON COM INC PUT OPTION, $450 EXP 1/15/16	[3]	(5)	(16,142)	(605)
AMERICAN AIRLINES PUT OPTION, $37 EXP 1/15/16	[3]	(30)	(6,424)	(1,230)
AMERICAN AIRLINES PUT OPTION, $38 EXP 11/20/15	[3]	(50)	(10,520)	(350)
APPLE INC PUT OPTION, $90 EXP 4/15/16	[3]	(20)	(8,469)	(2,180)
APPLE INC PUT OPTION, $100 EXP 12/18/15	[3]	(20)	(5,569)	(760)
CORNING INC PUT OPTION, $18 EXP 11/20/15	[3]	(25)	(1,160)	(575)
DISCOVERY COMM INC PUT OPTION, $25 EXP 12/18/15	[3]	(150)	(13,268)	(5,250)
GILEAD SCIENCE PUT OPTION, $87.50 EXP 11/20/15	[3]	(20)	(8,569)	(1,300)
GILEAD SCIENCE PUT OPTION, $95 EXP 11/20/15	[3]	(10)	(4,284)	(230)
GOOGLE INC PUT OPTION, $500 EXP 12/18/15	[3]	(5)	(9,235)	(25)
MERCK & CO INC PUT OPTION, $55 EXP 1/15/16	[3]	(20)	(3,768)	(4,000)
PHILLIPS 66 PUT OPTION, $60 EXP 1/15/16	[3]	(35)	(16,034)	(490)
SCHLUMBERGER PUT OPTION, $77.50 EXP 1/15/16	[3]	(20)	(10,268)	(6,700)
SEADRILL LTD PUT OPTION, $10 EXP 1/15/16	[3]	(50)	(5,921)	(18,550)
SPDR S&P500 TR PUT OPTION, $160 EXP 12/19/15	[3]	(50)	(8,171)	(550)
YUM BRANDS INC PUT OPTION, $55 EXP 4/15/16	[3]	(15)	(3,442)	(1,515)
YUM BRANDS INC PUT OPTION, $60 EXP 1/15/16	[3]	(15)	(3,577)	(1,230)

TOTAL PUT OPTIONS - LIABILITIES			(145,063)	(45,845)	-0.04%

TOTAL CALL AND PUT OPTIONS - LIABILITIES			$(156,772)	$(51,535)	-0.05%

37

Item. 2. Code of Ethics.

On July 26, 2003, the Board of Directors of the Registrant adopted a Code of Ethics for the principal executive officer and principal financial and accounting officer. The Code was amended by the Board of Directors on February 24, 2007.

(c)-(e) N/A

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that R. Donald Farmer, a member of its Audit Committee, is an audit committee financial expert. Mr. Farmer is an independent director of the Registrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: $46,800.00 for the fiscal year ended October 31, 2014; $49,175.00 for the fiscal year ended October 31, 2015.

(b) Audit-Related Fees: $1,775.00 for the fiscal year ended October 31, 2014; $1,798.70 for the fiscal year ended October 31, 2015. These fees were incurred for travel-related expenses.

(c) Tax Fees: $0.00 for the fiscal year ended October 31, 2014; $0.00 for the fiscal year ended October 31, 2015. These fees were incurred for review of the tax returns.

(d) All Other Fees: $0.00 for the fiscal year ended October 31, 2014; $0.00 for the fiscal year ended October 31, 2015. These fees were incurred for report production and printing.

(e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

(e)(2) One hundred percent of the services described in Items 4(b) through 4(d) were approved in accordance with the Audit Committee Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2015 was attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) N/A

(h) N/A

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

Included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Registrant adopted Proxy Voting Policies and Procedures on July 26, 2003 and amended them October 30, 2003, April 5, 2004 and May 26, 2005. A copy as amended is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)(1) As of the date of filing of this report, M. Hunt Broyhill, Chairman and President, and Christopher R. Pavese, CFA, Vice President and Chief Investment Officer, are primarily responsible for the day-to-day management of the Company’s portfolio. Mr. Hunt Broyhill has had such responsibility since 2001. He has been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Company on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.

(a)(2) The following tables provide information regarding registered investment companies other than the Registrant, other pooled investment vehicles, and other accounts over which the Registrant’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and the total assets in the accounts with respect to which the fees are based on performance. The information is provided as of the Registrant’s fiscal year ended October 31, 2015.

   M. Hunt Broyhill

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	2	17
Number of Accounts Managed with Performance-Based Advisory Fees	None	1	None
Assets Managed	$0	$1,758,163	$33,895,231
Assets Managed with Performance-Based Advisory Fees	$0	$2,070,142	$0

   Christopher R. Pavese

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	61
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	4
Assets Managed	$0	$0	$29,688,115
Assets Managed with Performance-Based Advisory Fees	$0	$0	$1,203,185

Material Conflicts of Interest

The Fund recognizes that actual or potential conflicts of interest are inherent in our business. These actual or potential conflicts may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Certain investments may be appropriate for the Fund and also for other clients advised by the portfolio manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Therein lies the possibility that a particular security could be bought or sold for the Fund and also for other clients, along with the possibility that a particular security could be bought or sold for the Fund while the opposite transaction could be occurring for other clients due to their investment strategy.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

The Fund also recognizes that in some cases, an actual or potential conflict may arise where a portfolio manager may have an incentive, such as a performance-based fee.

On December 13, 2014, the Board of Directors of the Registrant adopted a Conflicts of Interest Policy for Portfolio Managers.

(a)(3)

Compensation Structure of Portfolio Managers

The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the senior management of the Registrant. Salaries are determined by the senior management and are based upon an individual’s position and overall value to the Registrant. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the Fund and the profitability of the Registrant. Salaries and bonuses for portfolio managers are not based upon criteria such as performance of the Fund or the value of assets of the Registrant. Portfolio managers also have the opportunity to participate in other employee benefits available to all of the employees of the Registrant.

(a)(4) The dollar range of the Registrant’s equity securities owned beneficially by the Registrant’s portfolio managers as of the Registrant’s fiscal year ended October 31, 2015 is set forth below:

Name of Portfolio Manager	Dollar ($) Range of Registrant’s Shares Beneficially Owned
M. Hunt Broyhill	Over $1,000,000
Christopher R. Pavese	$1-$10,000

(b) N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

N/A

Item 11. Controls and Procedures.

Within the 90 days prior to the date of this report, the Registrant's management carried out an evaluation, under the supervision and with the participation of Registrant's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant's disclosure controls and procedures pursuant to Rule 30a-3(b) of the Investment Company Act of 1940. Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer concluded as of a date within 90 days of the filing of this report that the Registrant's disclosure controls and procedures are effective in timely alerting them to material information relating to the Registrant required to be included in the Registrant's periodic SEC filings.

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Registrant's Code of Ethics is attached as Exhibit 12(a)(1).

(a)(2) Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMC Fund, Inc.

By

/s/ Boyd C. Wilson, Jr.

Boyd C. Wilson, Jr.

Vice President and

Chief Financial Officer

Date:  December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ M. Hunt Broyhill

M. Hunt Broyhill

Chairman and President

Date:  December 18, 2015

By

/s/ Boyd C. Wilson, Jr.

Boyd C. Wilson, Jr.

Vice President and

Chief Financial Officer

Date:  December 18, 2015